UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2011 (Date of earliest event reported: May 11, 2011)

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)

Texas		72-1121985
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On May 13, 2011, W&T Offshore, Inc. (the “Company”) filed a current report on Form 8-K (the “Initial 8-K”) to report the completion on May 11, 2011 of an acquisition of approximately 21,900 gross acres (21,500 net acres) of oil and gas leasehold interests in the West Texas Permian Basin from Opal Resources LLC and Opal Resources Operating Company LLC (the “Permian Basin Properties”).

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Permian Basin Properties would be filed by an amendment to the Initial 8-K. This amendment on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information as described in Items 9.01 (a) and 9.01(b). No other amendments are being made to the Initial 8-K.

(a) Financial Statements of Business Acquired.

The audited statement of revenues and direct operating expenses of the Permian Basin Properties for the year ended December 31, 2010 and related notes; and the unaudited statements of revenues and direct operating expenses of the Permian Basin Properties for the three months ended March 31, 2011 and 2010 and related notes are attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheets as of March 31, 2011, the unaudited pro forma condensed combined statements of income (loss) for the year ended December 31, 2010 and for the three months ended March 31, 2011, and the related notes showing the pro forma effects of the Permian Basin Properties acquisition are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers, LLP.

Exhibit 23.2	Consent of Netherland Sewell & Associates, Inc.

Exhibit 99.1	Audited statement of revenues and direct operating expenses of the Permian Basin Properties for the year ended December 31, 2010 and related notes; and the unaudited statements of revenues and direct operating expenses of the Permian Basin Properties for the three months ended March 31, 2011 and 2010 and related notes.

Exhibit 99.2	Unaudited pro forma condensed combined balance sheets as of March 31, 2011, the unaudited pro forma condensed combined statements of income (loss) for the year ended December 31, 2010 and for the three months ended March 31, 2011 and the related notes showing the pro forma effects of the Permian Basin Properties acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: July 21, 2011	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President, Chief Financial Officer and Chief Accounting Officer